                                                                   Exhibit 10.33

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS, ENCLOSED BY BRACKETS AND UNDERLINED. THE CONNFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
-------------------------------------------------------------------------------
                                                CONTRACT NUMBER - 23191-001-002
                                            EFFECTIVE DATE - SEPTEMBER 10, 2001
-------------------------------------------------------------------------------
                     ADDENDUM 2 TO MASTER SERVICES AGREEMENT



         Exult, Inc. (Service Provider) and Bank of America Corporation (Customer) are parties to that certain Master Services Agreement dated as of November 21, 2000 (the Agreement). This Addendum 2 to the Agreement (Addendum 2) is entered into by Service Provider and Customer as of September 10, 2001 (Addendum 2 Effective Date).

         1. The Agreement provides for Service Provider to perform for Customer, the Customer Services, which consist of the Services and Processes described in Schedule A of the Agreement. The Agreement is hereby amended by this Addendum 2 to (i) add the term Regional Staffing to the general functions included in the definition of Process, (ii) add to the Customer Services provided by Service Provider the services described in Schedule A to this Addendum 2 ("Regional Staffing Services") , and (ii) set forth the Services, Service Levels, Fees and Charges, Assigned Agreements, Transition Plan, In-Flight Projects, Customer Associates, and Human Resources Provisions that will govern Service Provider's provision of the Regional Staffing Services.

         2. The Regional Staffing Services shall constitute a Process for all purposes under the Agreement.

         3. The Schedules attached hereto are incorporated by reference into this Addendum 2 and modify the corresponding Schedule in the
              Agreement:

                  Addendum 2 Schedule A     Description of Services
                  Addendum 2 Schedule B     Service Levels
                  Addendum 2 Schedule C     Fees and Charges
                  Addendum 2 Schedule D     Assigned Agreements
                  Addendum 2 Schedule G     Transition Plan
                  Addendum 2 Schedule H     In-Flight Projects
                  Addendum 2 Schedule I     Customer Associates
                  Addendum 2 Schedule J     Human Resources Provisions

         4. The information set forth in the Addendum 2 Schedules is based upon circumstances, estimates, metrics, principles, financial data, standards and general information disclosed by either Party, collectively the "Assumptions". Each Party shall be responsible for the accuracy of any representation it made as part of the due diligence and negotiation process and on which the Assumptions are based. If, during the 90-day period commencing on the Addendum 2 Effective Date (the "Adjustment Period"), the Parties discover and agree that there are any deviations from the Assumptions, Service Provider and Customer shall agree upon adjustments that shall be consistent with the intent of each of Service Provider and Customer and finalize the Schedules accordingly. Further, during the Adjustment Period, the Parties shall (i) identify and/or confirm the Managed Agreements and Assigned Agreements set forth in Schedule D and (ii) resolve any other items as mutually agreed by the Parties.


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Addendum 2 - Final                   1                 BANK OF AMERICA / EXULT
 Date - Sept. 10,2001

                                                CONTRACT NUMBER - 23191-001-002
                                            EFFECTIVE DATE - SEPTEMBER 10, 2001
-------------------------------------------------------------------------------

         5. Service Provider shall not display signage other than Customer signage in Customer locations or shared space in Customer locations without Customer's consent. Further, Service Provider shall not display recruiting or staffing solicitation materials of anyone other than Customer in Customer locations without the consent of Customer.





              For and in consideration of the agreements set forth herein, Service Provider and Customer hereby enter into this Addendum 2 as of the Addendum 2 Effective Date.


                                         BANK OF AMERICA CORPORATION


                                         By:  _______________________________
                                              Name:      Kimberly J. Hains
                                              Title:     Senior Vice President


                                         By:  _______________________________
                                              Name:      Betty Luther
                                              Title:     Vice President


                                         EXULT, INC.


                                         By:  _______________________________
                                              Name:     Mike Salvino
                                              Title:    Vice President




------------------------------------------------------------------------------
Addendum 2 - Final                   2                 BANK OF AMERICA / EXULT
Date - Sept. 10, 2001

PROPRIETARY AND CONFIDENTIAL                            BANK OF AMERICA / EXULT
-------------------------------------------------------------------------------




                               SERVICES AGREEMENT

                                   SCHEDULE A

                             DESCRIPTION OF SERVICES

                                   ADDENDUM 2



-------------------------------------------------------------------------------
Sch. A - Addendum 2 - Final           1       Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                              BANK OF AMERICA/EXULT
-------------------------------------------------------------------------------


                                   SCHEDULE A

                             DESCRIPTION OF SERVICES


Schedule A to the Agreement is hereby amended by the addition to Section 2 thereof of the following:

2.5      RECRUITING/RESOURCING/STAFFING SERVICES

            Recruiting/Resourcing/Staffing includes development of Recruitment and Staffing Plan strategies, creating and maintaining candidate pools, assessing and selecting applicants, managing contingent workforce sources, delivering New Associate Orientation and managing the administration of the staffing process. Vendor management and invoicing, applicant tracking and EEO compliance, are also included in the scope of work

            [***]*


            [***]*





















*Confidential Information has been omitted.

-------------------------------------------------------------------------------
Sch. A - Addendum 2 - Final           1       Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

Proprietary and Confidential                              Bank of America/Exult
-------------------------------------------------------------------------------





                               SERVICES AGREEMENT


                                   SCHEDULE B


                                 SERVICE LEVELS


                                   ADDENDUM 2




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Sch. B - Addendum 2 - Final                     Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

Proprietary and Confidential                              Bank of America/Exult
-------------------------------------------------------------------------------


                                   SCHEDULE B

                                 SERVICE LEVELS

1.       KEY PERFORMANCE INDICATORS

SCHEDULE B TO THE AGREEMENT IS HEREBY AMENDED BY THE ADDITION TO SECTION 3.1 THEREOF OF THE FOLLOWING:

[***]*

2.       REPORTING SERVICE LEVELS TABLE

Schedule B to the Agreement is hereby amended by the addition to Section 3.2 thereof of the following:

[***]*

3.       SERVICE LEVEL TIMING

The Parties shall agree upon Service Level measurements (KPIs and RSLs) that represent stability metrics related to Regional Staffing prior to the transition of Regional Staffing scheduled for November 2001. The Parties shall work together from the Addendum 2 Effective Date to mutually agree upon the KPIs and RSLs associated with Regional Staffing to have performance and reporting metrics in place [***]*


At Customer's request, Service Levels associated with Regional Staffing may be calculated at the line of business level instead of at the corporate or enterprise wide level.











*Confidential Information has been omitted.



-------------------------------------------------------------------------------
Sch. B - Addendum 2 - Final          1            Contract Number-23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                             BANK OF AMERICA/EXULT
------------------------------------------------------------------------------







                               SERVICES AGREEMENT

                                   SCHEDULE C

                                FEES AND CHARGES

                                   ADDENDUM 2







------------------------------------------------------------------------------
Sch. C - Addendum 2 - Final                    Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                             BANK OF AMERICA/EXULT
------------------------------------------------------------------------------


1.      CUSTOMER BASELINE SPEND VERIFICATION

        (a)  The following is hereby added to the definition of "Contract Year":

             However, for purposes of the Regional Staffing Services Process, a Contract Year means each 12-month period commencing on the Addendum 2 Effective Date and each anniversary of the Addendum 2 Effective Date.

        (b)  The following is hereby added to Section 3:

             Customer Baseline Spend for the Regional Staffing Services Process shall be verified during the [***]* period following the Addendum 2 Effective Date.

2.      FEES & INVOICING

2.1     BASELINE CHARGES

        (a)  The following is hereby added to Section 4.1:

             However, for purposes of invoicing and payment for the Regional Staffing Services Process, (i) Baseline Charges will include [***]* during the first [***]* following the Addendum 2 Effective Date; and (ii) Baseline Charges for HR, AP and IT Labor Costs and HR, AP and IT Labor-Related Other Costs payable to Service Provider for Regional Staffing Services performed beginning the [***]* following the Addendum 2 Effective Date will be as set forth in the footnotes to Tables 4.1.1.1 and 4.1.2.1 applicable to the Regional Staffing Services.

        (b) The following is hereby added to Table 4.1.1.1, Table 4.1.2.1 and Table 4.1.3.1, as indicated, grouped with the other "HR" processes reflected therein [***]*, with the various rows and columns for totals modified commensurately to reflect the addition of the figures set forth in the following:

                                 TABLE 4.1.1.1

        [***]*
                                 TABLE 4.1.2.1

        [***]*
                                 TABLE 4.1.3.1

        [***]*

2.2     PROJECTS

        The following is hereby added as Section 4.1.4.3:

        [***]*

2.3     PAYMENTS TO CUSTOMER

        The following is hereby added as Section 12(a):

        [***]*

------------------------------------------------------------------------------
Sch. C - Addendum 2 - Final         1          Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                             BANK OF AMERICA/EXULT
------------------------------------------------------------------------------

*Confidential Information has been omitted.

2.4     ARC/RRC UNIT RATES AND BASELINE VOLUMES

        (a)  The following is hereby added to Section 4.2.1:


             The "Baseline Volume" count for resource unit categories shall be validated within [***]* of the Regional Staffing Services Process Effective date. If Customer requests Regional Staffing Services in markets/geographies where Customer does not conduct such activities as of the Addendum 2 Effective Date, the Parties shall use Change Control Management to address the impact of such deviation and mutually agree as to what action, if any, should be taken with respect to such deviation.

        (b) The following is hereby added to Table 4.2.1, grouped with the other "HR" items reflected therein:

        [***]*

2.5     PASS THROUGH EXPENSES AND OTHER CHARGES

        (a)  The following is hereby added to Section 5.1:

             However, the amount invoiced by Service Provider to Customer in respect of savings achieved on Third Party Contracts associated with Regional Staffing Services will be determined as the amount that represents [***]* attributable to Service Provider management of the Third Party Contracts as described herein.

             Costs for Welcome Day kits, and "Selecting for Success" will be paid by the Bank rather than treated as a Pass Through Expense. Bank of America and Exult will jointly investigate whether additional opportunities exist to leverage vendor relationships for Staffing Services to mutual benefit.

        (b) The following is hereby added to Table 5.1.1, with the row for totals modified commensurately to reflect the addition of the figures set forth in the following:

        [***]*

2.6     REGIONAL STAFFING/CUSTOMER OCCUPANCY COSTS

        The following is added as Section 12(b):

             Where Exult staff or equipment resides in facilities owned or leased by Customer, Service Provider shall pay Customer for the associated occupancy costs included in the Customer Baseline Spend. The Customer Baseline Spend shall not include costs associated with occupancy where three or fewer associates reside in Customer related facilities at the time of the Addendum 2 Effective Date, and Customer shall continue to pay all occupancy costs for these persons without payment from Service Provider. These costs may include leased or owned space, utilities, and furniture and fixtures. Service Provider shall provide Customer with [***]* prior written notice of Service Provider's intent to vacate Customer owned or leased facilities. Once Service Provider equipment and staff have vacated space for which Service Provider had an obligation to pay occupancy costs, Service Provider shall be responsible for [***]* of the associated occupancy costs until a new tenant or Customer occupies the space,



------------------------------------------------------------------------------
Sch. C - Addendum 2 - Final         2          Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                             BANK OF AMERICA/EXULT
------------------------------------------------------------------------------

            which obligation shall extend for a period [***]* or the period specified in Customer's then current Corporate Real Estate policy.


*Confidential Information has been omitted.
























------------------------------------------------------------------------------
Sch. C - Addendum 2 - Final         3          Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                              BANK OF AMERICA/EXULT
-------------------------------------------------------------------------------


                               SERVICES AGREEMENT


                                   SCHEDULE D


                              THIRD PARTY CONTRACTS


                                   ADDENDUM 2



-------------------------------------------------------------------------------
Sch. D - Addendum 2 - Final                     Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                              BANK OF AMERICA/EXULT
-------------------------------------------------------------------------------

                                   SCHEDULE D


                              THIRD PARTY CONTRACTS




1. Schedule D to the Agreement is hereby amended by the addition to Section B thereof of the following table:


     [***]*





*Confidential information has been omitted.

-------------------------------------------------------------------------------
Sch. D - Addendum 2 - Final          1          Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                            BANK OF AMERICA / EXULT
-------------------------------------------------------------------------------


                               SERVICES AGREEMENT


                                   SCHEDULE G


                                REGIONAL STAFFING


                                   ADDENDUM 2



-------------------------------------------------------------------------------
Sch. G - Addendum 2 - Final                     Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                            BANK OF AMERICA / EXULT
-------------------------------------------------------------------------------


                                   SCHEDULE G

Regional Staffing

Schedule G of the Agreement is hereby amended by the addition thereto of the following, related to transition to Service Provider's provision of the Regional Staffing Services:


1        Work Plan, Assessments and Baseline

         1.1   Work Plan

               A work plan shall be developed and integrated into the Transition Plan for Regional Staffing Services, within [***]* of the Addendum 2 Effective Date.

         1.2   Third Party Assessment and Baseline Validation

               Service Provider shall review and assess Customer's Regional Staffing Services to determine the appropriate approach for transfer of these Services to Service Provider management

2        Responsibilities


               Service Provider is responsible for the development and management of the Regional Staffing Services Transition Plan and Customer has responsibility for ensuring the appropriate level of participation and commitment of Customer resources. Service Provider is responsible for all expenses related to the transition other than the amount set forth in Addendum 2 Schedule C and resources Customer has agreed to provide to assist with the transition. Both parties have responsibility for establishing and operating their respective delivery obligations.

3 The high level Transition Plan for Regional Staffing Services is indicated below:

         [***]*



*Confidential information has been omitted.


-------------------------------------------------------------------------------
Sch. G - Addendum 2 - Final         1           Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                           BANK OF AMERICA / EXULT
------------------------------------------------------------------------------


                               SERVICES AGREEMENT


                                   SCHEDULE H


                               IN-FLIGHT PROJECTS


                                   ADDENDUM 2




------------------------------------------------------------------------------
Sch. H - Addendum 2 - Final                    Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                           BANK OF AMERICA / EXULT
------------------------------------------------------------------------------

                                   SCHEDULE H

In-Flight Projects


Schedule H of the Agreement is hereby amended by the addition thereto of the following, related to in-flight projects associated with Regional Staffing
Services:


1        Projects Identified as In-Scope

               The Deploy Implementation and the Customer Satisfaction Process and Reporting Implementation Projects are in-scope projects for Addendum 2.

2        Treatment of FTEs Associated with In-Flight Projects

         2.1   Deploy Project

               Service Provider shall insure that the subject matter experts in Regional Staffing and other project resources who are involved in this project continue to participate and support the project to completion.

         2.2   Customer Satisfaction Process and Reporting Implementation
               Project

               Service Provider shall insure that the subject matter experts in Regional Staffing and other project resources who are involved in this project continue to participate and support the project to completion.


------------------------------------------------------------------------------
Sch. H - Addendum 2 - Final          1         Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                            BANK OF AMERICA / EXULT
-------------------------------------------------------------------------------



                               SERVICES AGREEMENT


                                   SCHEDULE I


                               CUSTOMER ASSOCIATES


                                   ADDENDUM 2





-------------------------------------------------------------------------------
Sch. I - Addendum 2 - Final                     Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

PROPRIETARY AND CONFIDENTIAL                            BANK OF AMERICA / EXULT
-------------------------------------------------------------------------------

                                   SCHEDULE I

Customer Associates



Schedule I of the Agreement is hereby amended by the addition thereto of the following, related to transition to Service Provider's provision of the Regional Staffing Services:


[***]*



















*Confidential Information has been omitted.

-------------------------------------------------------------------------------
Sch. I - Addendum 2 - Final             1       Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

Proprietary and Confidential                             Bank of America/Exult
------------------------------------------------------------------------------




                               SERVICES AGREEMENT


                                   SCHEDULE J


                           HUMAN RESOURCES PROVISIONS


                                   ADDENDUM 2




------------------------------------------------------------------------------
Sch. J - Addendum 2 - Final          1         Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001

Proprietary and Confidential                             Bank of America/Exult
------------------------------------------------------------------------------



                             ADDENDUM 2 - SCHEDULE J

Schedule J to the Agreement is hereby amended by addition thereto of the following:

     (q) Regional Staffing Associates. In connection with the implementation of Addendum 2 to this Agreement related to Regional Staffing, the following provisions apply:

          (i) Application of Basic Provisions and Additional Provisions. The persons listed on Schedule I to Addendum 2 ("Regional Staffing Associates") are "Customer Associates" as defined in and for purposes of this Schedule J, and the Regional Staffing Associates who accept employment with Service Provider shall be "Transferred Customer Associates" as defined in and for purposes of this Schedule J, and shall be referred to herein as "Transferred Staffing Associates." Notice has been given and accepted that Service Provider will extend an offer of employment to each Regional Staffing Associate. Notwithstanding the foregoing, however, the following provisions, as applicable to Transferred Staffing Associates, will supersede inconsistent provisions set forth above in this Schedule J or elsewhere in this Agreement:

          [***]*

          (B) in lieu of the provisions of paragraph (e) above related to incentives, the provisions of items (ii) and (iii) below will apply to Transferred Staffing Associates.

          [***]*

          [***]*

          (ii) Recruiter Incentive Plan.

          (A) Service Provider shall maintain and administer the Customer Recruiter Incentive Plan (the "Recruiter Plan") in effect as of the Addendum 2 Effective Date for the balance of 2001 and throughout 2002. A copy of the Recruiter Plan is attached as Exhibit 1 to this Schedule.

           (B) Customer will retain responsibility for all amounts payable under the Recruiter Plan that (i) relate to periods prior to the fourth quarter of 2001, and (ii) were earned prior to the date the Transferred Staffing Associate commenced employment with Service Provider including without limitation quarterly

*Confidential Information has been omitted.

------------------------------------------------------------------------------
Sch. J - Addendum 2 - Final          2         Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001
   payments under the Recruiter Plan for October 2001 and any annual holdback payments due under the Recruiter Plan. Service Provider will be responsible for other payments under the Recruiter Plan.

          (iii) Customer AIP and BPIP Programs. Each Transferred Staffing Associate eligible to participate in Customer's AIP and/or BPIP Programs (the "Non Recruiter Plans") shall be entitled to continue to participate in such plans for the remainder of 2001 on the same basis and according to the terms thereof as in effect on the date that such Transferred Staffing Associate commences employment with Service Provider. Customer shall be responsible for the calculation and payments to each Transferred Staffing Associate of all amounts payable to him or her under the Non Recruiter Plans. Service Provider will reimburse Customer for payments made by Customer to each Transferred Staffing Associate under the Non Recruiter Plans attributable to the period of time from the date such Transferred Staffing Associate's commencement of employment with Service Provider until December 31, 2001.

          (iv) Service Provider Incentive Plans. Transferred Staffing Associates will not be entitled to participate in Exult standard incentive plans during periods in which they participate in the Recruiter Plan or the Non-Recruiter Plans. Transferred Staffing Associates who are no longer participating in the Recruiter Plan or the Non-Recruiter Plans will be eligible to participate in Exult's standard incentive plans for which they are eligible.



------------------------------------------------------------------------------
Sch. J - Addendum 2 - Final          3         Contract Number - 23191-001-002
Effective Date  - Sep. 10, 2001